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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 May 2, 2005
                                 -----------
                Date of report (Date of earliest event reported)

                              HUBBELL INCORPORATED
             (exact name of registrant as specified in its charter)

         CONNECTICUT                          1-2958                  06-0397030
-------------------------------      ------------------------     -------------------
(State or other jurisdiction of      (Commission File Number)        (IRS Employer
incorporation or organization)                                    Identification No.)
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             584 Derby Milford Road, Orange, Connecticut 06477-4024
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 799-4100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On November 5, 2004, Hubbell Incorporated (the "Company") placed William T.
Tolley on a paid administrative leave from his position as Chief Financial
Officer of the Company, following his notifying the Company that he had received a letter from the Staff of the Division of Enforcement of the Securities and Exchange Commission stating that the Division had preliminarily decided to make a recommendation to the SEC that it bring a civil injunction action against Mr.
Tolley alleging violations of certain provisions of the federal securities laws stemming from his prior employer's conduct in 2000 resulting in restatements of earnings in 2000. Mr. Tolley advised the Company that he had agreed to settle the Commission's charges by consenting to the entry of a final judgment permanently enjoining him from further violations of the federal securities laws, without admitting or denying the allegations of the SEC's complaint, and to pay a civil penalty in the amount of $50,000. The charges, which are described in SEC Litigation Release No. 19215 issued May 3, 2005, are not related to the Company or to Mr. Tolley's service as Chief Financial Officer of the Company.

Effective May 2, 2005, Mr. Tolley returned to the Company in the capacity of Director of Special Projects, a non-executive position which does not involve responsibility for the Company's financial statements or financial reporting.
Gregory F. Covino, the Company's Corporate Controller and Chief Accounting
Officer, who was appointed Interim Chief Financial Officer in November, will continue to serve in such position.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HUBBELL INCORPORATED

                                     By:  /s/ Richard W. Davies
                                          -----------------------
                                          Name: Richard W. Davies
                                          Title:Vice President, General
                                                Counsel and Secretary

Date: May 2, 2005